Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Morrison, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ariel Clean Energy, Inc. on Form 10-Q for the period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ariel Clean Energy, Inc. at the dates and for the periods indicated.

Date: November 13, 2015
/s/ Robert Morrison
Robert Morrison President and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)